PRO FORMA FINANCIAL STATEMENTS (Details)	12 Months Ended
Dec. 31, 2022 USD ($) $ / shares shares
PRO FORMA FINANCIAL STATEMENTS (Details)
Revenue	$ 6,771,946
Net loss attributable to Common Stockholders	$ (5,217,917)
Weighted average common shares outstanding Basic and diluted loss per common share | shares	146,726,959
Basic and diluted loss per common share | $ / shares	$ (0.04)
Effective income tax rate	21.00%